Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollar amounts in thousands, except per share amounts)

	Thirteen Weeks Ended						Twenty Six weeks ended
	August 1, 2009			August 2, 2008			August 1, 2009			August 2, 2008
		%			%			%			%
	Amount	Sales		Amount	Sales		Amount	Sales		Amount	Sales

Merchandise Sales	$392,071	80.2		$408,077	81.6		$790,248	80.2		811,411	81.3
Service Revenue	96,840	19.8		91,966	18.4		195,151	19.8		186,675	18.7
Total Revenues	488,911	100.0		500,043	100.0		985,399	100.0		998,086	100.0
Costs of Merchandise Sales	275,790	70.3		284,416	69.7		556,825	70.5		570,339	70.3
Costs of Service Revenue	84,931	87.7		85,193	92.6		170,783	87.5		169,347	90.7
Total Costs of Revenues	360,721	73.8		369,609	73.9		727,608	73.8		739,686	74.1
Gross Profit from Merchandise Sales	116,281	29.7		123,661	30.3		233,423	29.5		241,072	29.7
Gross Profit from Service Revenue	11,909	12.3		6,773	7.4		24,368	12.5		17,328	9.3
Total Gross Profit	128,190	26.2		130,434	26.1		257,791	26.2		258,400	25.9
Selling, General and Administrative Expenses	109,482	22.4		122,603	24.5		217,535	22.1		241,618	24.2
Net (Loss) Gain from Dispositions of Assets	(16)	—		4,077	0.8		(13)	—		9,608	1.0
Operating Profit	18,692	3.8		11,908	2.4		40,243	4.1		26,390	2.6
Non-operating Income	539	0.1		1,162	0.2		942	0.1		1,492	0.1
Interest Expense	6,466	1.3		6,452	1.3		8,402	0.9		11,879	1.2
Earnings From Continuing Operations Before Income Taxes	12,765	2.6		6,618	1.3		32,783	3.3		16,003	1.6
Income Tax Expense	4,907	38.4	(1)	866	13.1	(1)	13,862	42.3	(1)	4,960	31.0	(1)
Net Earnings From Continuing Operations	7,858	1.6		5,752	1.2		18,921	1.9		11,043	1.1
Discontinued Operations, Net of Tax	(123)	—		(304)	(0.1)		(277)	—		(923)	(0.1)
Net Earnings	7,735	1.6		5,448	1.1		18,644	1.9		10,120	1.0
Retained Earnings, beginning of period	367,882			406,819			358,670			406,819
Cumulative effect adjustment for adoption of EITF 06-10, net of tax	—			—			—			(1,165)
Cash Dividends	(1,577)			(3,533)			(3,152)			(7,028)
Effect of Stock Options	(8)			(25)			(8)			(37)
Dividend Reinvestment Plan	(69)			(358)			(191)			(358)
Retained Earnings, end of period	$373,963			$408,351			$373,963			$408,351

Basic and Diluted Earnings per Share:
Net Earnings From Continuing Operations	$0.15			$0.11			$0.36			$0.21
Discontinued Operations, Net of Tax	—			(0.01)			—			(0.02)
Earnings per Share	$0.15			$0.10			$0.36			$0.19

Cash Dividends per Share	$0.0300			$0.0675			$0.0600			$0.1350

(1)	As a percentage of earnings from continuing operations before income taxes and cumulative effect of change in accounting principle.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)

	August 1, 2009	January 31, 2009	August 2, 2008

Assets
Current Assets:
Cash and cash equivalents	$21,886	$21,332	$56,215
Accounts receivable, less allowance for uncollectible accounts of $1,799; $1,912 and $1,805	21,801	28,831	28,556
Merchandise inventories	548,763	564,931	560,209
Prepaid expenses	18,567	25,390	36,245
Other	53,151	62,421	47,907
Assets held for disposal	9,912	12,653	20,695
Total Current Assets	674,080	715,558	749,827
Property and Equipment - net	719,008	740,331	759,408
Deferred income taxes	77,578	77,708	41,328
Other	18,092	18,792	30,011
Total Assets	$1,488,758	$1,552,389	$1,580,574

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$222,974	$212,340	$228,723
Trade payable program liability	2,614	31,930	28,212
Accrued expenses	236,144	254,754	257,547
Deferred income taxes	41,118	35,848	9,453
Current maturities of long-term debt and obligations under capital leases	1,079	1,453	2,304
Total Current Liabilities	503,929	536,325	526,239

Long-term debt and obligations under capital leases, less current maturities	308,335	352,382	335,576
Other long-term liabilities	69,872	70,322	66,838
Deferred gain from asset sales	164,947	170,204	173,732
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	293,037	292,728	297,125
Retained earnings	373,963	358,670	408,351
Accumulated other comprehensive loss	(16,477)	(18,075)	(10,636)
Less cost of shares in treasury - 14,042,311 shares, 14,124,021 shares and 14,525,633 shares	218,141	219,460	225,944
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264	59,264
Total Stockholders’ Equity	441,675	423,156	478,189
Total Liabilities and Stockholders’ Equity	$1,488,758	$1,552,389	$1,580,574

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Twenty Six weeks ended	August 1, 2009	August 2, 2008

Cash Flows from Operating Activities:
Net Earnings	$18,644	$10,120
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Discontinued operations	277	923
Depreciation and amortization	35,338	36,928
Amortization of deferred gain from asset sales	(6,086)	(4,297)
Stock compensation expense	1,284	1,872
Gain on debt retirement	(6,248)	(3,460)
Deferred income taxes	4,455	(670)
Loss (gain) from dispositions of assets	13	(9,608)
Other	235	478
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	24,143	26,024
Decrease in merchandise inventories	16,168	943
Increase (decrease) in accounts payable	10,634	(16,700)
Decrease in accrued expenses	(18,658)	(34,449)
Increase (decrease) in other long-term liabilities	1,972	(475)
Net cash provided by continuing operations	82,171	7,629
Net cash used in discontinued operations	(543)	(415)
Net Cash Provided by Operating Activities	81,628	7,214

Cash Flows from Investing Activities:
Cash paid for master lease properties	—	(117,121)
Cash paid for property and equipment	(17,481)	(13,989)
Proceeds from dispositions of assets	1,098	208,211
Other	(500)	—
Net cash (used in) provided by continuing operations	(16,883)	77,101
Net cash provided by discontinued operations	1,758	—
Net Cash (Used in) Provided by Investing Activities	(15,125)	77,101

Cash Flows from Financing Activities:
Borrowings under line of credit agreements	222,017	98,504
Payments under line of credit agreements	(244,284)	(140,019)
Borrowings on trade payable program liability	35,300	85,408
Payments on trade payable program liability	(64,616)	(71,450)
Payment for finance issuance cost	—	(182)
Proceeds from lease financing	—	8,661
Long-term debt and capital lease obligations payments	(11,451)	(23,339)
Dividends paid	(3,152)	(7,028)
Other	237	419
Net Cash Used in Financing Activities	(65,949)	(49,026)
Net Increase in Cash and Cash Equivalents	554	35,289
Cash and Cash Equivalents at Beginning of Period	21,332	20,926
Cash and Cash Equivalents at End of Period	$21,886	$56,215

Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$2,585	$558
Cash paid for interest	$12,366	$13,859
Accrued purchases of property and equipment	$1,170	$1,075

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	(in thousands, except per share data)

		Thirteen Weeks Ended		Twenty Six weeks ended
		August 1, 2009	August 2, 2008	August 1, 2009	August 2, 2008

(a)	Net Earnings From Continuing Operations	$7,858	$5,752	$18,921	$11,043
	Discontinued Operations, Net of Tax	(123)	(304)	(277)	(923)

	Net Earnings	$7,735	$5,448	$18,644	$10,120

(b)	Basic average number of common shares outstanding during period	52,384	52,153	52,359	52,109

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	315	83	179	95

(c)	Diluted average number of common shares assumed outstanding during period	52,699	52,236	52,538	52,204

	Basic Earnings per Share:
	Net Earnings From Continuing Operations (a) /(b)	$0.15	$0.11	$0.36	$0.21
	Discontinued Operations, Net of Tax	—	(0.01)	—	(0.02)
	Basic Earnings per Share	$0.15	$0.10	$0.36	$0.19
	Diluted Earnings per Share:
	Net Earnings From Continuing Operations (a) /(c)	$0.15	$0.11	$0.36	$0.21
	Discontinued Operations, Net of Tax	—	(0.01)	—	$(0.02)
	Diluted Earnings per Share	$0.15	$0.10	$0.36	$0.19

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen Weeks Ended		Twenty Six weeks ended
	August 1, 2009	August 2, 2008	August 1, 2009	August 2, 2008

Capital expenditures (A)	$11,763	$121,769	$17,481	$130,290

Depreciation and amortization	$17,965	$17,909	$35,338	$36,928

Non-operating income:
Net rental revenue	$487	$782	$789	$954
Investment income	56	400	126	567
Other (expense) income	(4)	(20)	27	(29)

Total	$539	$1,162	$942	$1,492

Comparable sales percentages:
Merchandise	-4.0%	-8.0%	-2.6%	-7.1%
Service	5.2%	-5.2%	4.5%	-4.0%
Total	-2.3%	-7.5%	-1.3%	-6.6%

Total square feet of retail space (including service centers)			11,534,000	11,514,000

Total Store Count			566	562

Sales and Gross Profit by Line of Business (B):

Retail Sales	$259,435	$275,890	$523,846	549,215
Service Center Revenue	229,476	224,153	461,553	448,871
Total Revenues	$488,911	$500,043	$985,399	$998,086

Gross Profit from Retail Sales	$70,746	$78,375	$144,301	151,779
Gross Profit from Service Center Revenue	57,444	52,059	113,490	106,621
Total Gross Profit	$128,190	$130,434	$257,791	$258,400

Comparable Sales Percentages (B):

Retail Sales	-6.0%	-11.6%	-4.6%	-10.9%
Service Center Revenue	2.3%	-1.9%	2.8%	-0.6%
Total Revenues	-2.3%	-7.5%	-1.3%	-6.6%

Gross Profit Percentage by Line of Business (B):

Gross Profit Percentage from Retail Sales	27.3%	28.4%	27.5%	27.6%
Gross Profit Percentage from Service Center Revenue	25.0%	23.2%	24.6%	23.8%
Total Gross Profit Percentage	26.2%	26.1%	26.2%	25.9%

(A) 2008 Capital expenditures includes $117.1 million for the purchase of master lease properties.

(B) Retail Sales include DIY and Commercial sales.  Service Center Revenue includes revenue from labor and installed parts and tires.